UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

Mesa Air Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38626	85-0302351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North 44th Street, Suite 700
Phoenix, Arizona		85008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 685-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

Mesa Air Group, Inc., a Nevada corporation (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”) on February 23, 2023. At the Annual Meeting, the Company’s shareholders voted on two proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on January 11, 2023. As of January 3, 2023, there were 36,378,550 shares of the Company’s common stock issued, outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.
Election of Directors. The Company’s shareholders elected, by the vote indicated below, the following seven persons as directors of the Company, each to serve as such for a one-year term, or until his or her respective successor is duly elected and qualified:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Ellen N. Artist	6,825,672	4,029,848	–	13,715,749
Mitchell I. Gordon	6,816,912	4,038,608	–	13,715,749
Dana J. Lockhart	6,254,652	4,038,608	–	13,715,749
Daniel J. McHugh	6,812,058	4,043,462	–	13,715,749
Jonathan G. Ornstein	6,878,421	3,977,099	–	13,715,749
Harvey W. Schiller	6,091,679	4,763,841	–	13,715,749
Spyridon P. Skiados	5,829,468	5,026,052	–	13,715,749

2.
Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. The Company’s shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023, by the vote indicated below:

Votes For	Votes Against	Abstentions
24,275,955	230,311	65,003

No other proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Air Group, Inc.

Date:	February 24, 2023	By:	/s/ Brian S. Gillman
Brian S. Gillman Executive Vice President and General Counsel